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                                                                   EXHIBIT 10.18



                               FOURTH AMENDMENT TO
               SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
                                  GGPLP L.L.C.

         THIS FOURTH AMENDMENT (the "Fourth Amendment") is made and entered into on the seventh day of April, 2003, by and among the undersigned parties.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, a Delaware limited liability company known as GGPLP L.L.C. (the "Company") exists pursuant to the Delaware Limited Liability Company Act and that certain Second Amended and Restated Operating Agreement dated April 17, 2002, as amended by the prior amendments thereto (the "Restated Agreement"), including without limitation that certain Third Amendment thereto dated October 30, 2002 (the "Third Amendment"); and

         WHEREAS, the parties hereto, being all of the holders of Common Units, Series A Preferred Units and Series B Preferred Units (as such terms are defined in the Restated Agreement), desire to amend the Restated Agreement to correct certain errors contained in the Restated Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Restated Agreement, as amended hereby.

         2. AMENDMENT TO DEFINITION OF "CONSOLIDATED TANGIBLE NET WORTH". The definition of "Consolidated Tangible Net Worth" in Article I of the Restated Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

                           "`Consolidated Tangible Net Worth' shall mean, as of
                  any date of determination, the excess, without duplication, of
                  (a) Consolidated Tangible Value as of such date over (b) Consolidated Outstanding Indebtedness as of such date."

         3. ADDITION OF DEFINITION OF "CONSOLIDATED TANGIBLE VALUE". The following new definition is hereby added after the definition of "Consolidated Tangible Net Worth" in Article I of the Restated Agreement:

                           "`Consolidated Tangible Value' shall mean, as of any
                  date of determination, without duplication, the total fair market value of the assets (including cash and cash equivalents) of the Consolidated Group and the applicable Consolidated Group Pro Rata Shares of the assets of the Investment Affiliates as of such date; provided, that for purposes of this definition, the determination of total assets shall exclude (a) all assets which in accordance with GAAP should be classified as intangible assets




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                  (such as goodwill, patents, trademarks, copyrights,
                  franchises, unamortized debt discount, capitalized research and development costs, capitalized software costs and organization costs), (b) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock and (c) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been established or which a prudent owner and operator should establish in connection with the business of operating and maintaining the Company properties. For purposes of the calculation of Consolidated Tangible Value, (a) the fair market value of income producing real property shall be the quotient of four times the Net Operating Income of such property for the most recently completed calendar quarter divided by an 8.25% capitalization rate, (b) the fair market value of any raw land, vacant out-parcel or real estate under construction shall equal the aggregate sums expended therefor (including without limitation land acquisition costs) (provided, however, that (i) the fair market value of the land portion of those assets which are listed on Schedule 1 to the Term Loan Agreement shall be as set forth on such Schedule 1 and (ii) no amount shall be included under this clause (b) with respect to real estate under construction if the Company has included income therefrom in the calculation of Net Operating Income unless the construction in question involves renovation or expansion of a property that is otherwise completed, open for business and operational, the construction in question will not materially interrupt, limit or impair such ongoing business and operations and the inclusion of such income in the calculation of Net Operating Income and such costs and/or other amounts under this clause (b) is not duplicative) and (c) the fair market value of any other asset shall be the lesser of cost and fair market value (as determined in good faith by the Managing Member) thereof."

         4. AMENDMENT TO DEFINITION OF "PARENT INDEBTEDNESS". The definition of "Parent Indebtedness" in Article I of the Restated Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

                           "`Parent Indebtedness' shall mean, as of the time of
                  determination, the then outstanding aggregate Indebtedness of the Parent Group but excluding (a) any guarantee obligations of Parent Group in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates and (b) Indebtedness allocated to the members of the Consolidated Group and/or the Investment Affiliates pursuant to (i) any of the sharing agreements referred to on Schedule 3.aa to the Purchase Agreement and/or (ii) the letter agreement dated the date hereof, between the Company and the Operating Partnership, relating to the Term Loan Agreement."


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         5. AMENDMENT TO SECTION 4.3(i)(i)(C) AND SECTION 9(a)(iii) OF SCHEDULE
B. The text of each of Section 4.3(i)(i)(C) of the Restated Agreement and
Section 9(a)(iii) of Schedule B of the Restated Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

                           "Loan to Value Ratio. The ratio of (x) the
                  Consolidated Outstanding Indebtedness to (y) the Consolidated Tangible Value is no greater than 0.75 to 1.0;"

         6. EFFECTIVE DATE; OTHER PROVISIONS UNAFFECTED. This Fourth Amendment and Sections 3 and 4 of the Third Amendment are effective retroactive to April 17, 2002 (it being acknowledged that certain of the changes effected by Section 4 hereof were also effected by Sections 3 and 4 of the Third Amendment). Except as expressly amended hereby, the Restated Agreement shall remain in full force and effect in accordance with its terms.

         7. COUNTERPARTS. This Fourth Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same document and all signatures need not appear on the same page.

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment on the day and year first above written.


                                         MANAGING MEMBER:

                                         GGP LIMITED PARTNERSHIP, a Delaware
                                         limited partnership

                                         By:  General Growth Properties, Inc.,
                                              a Delaware corporation, its
                                              general partner




                                              By: /s/ Bernard Freibaum
                                                 -------------------------------
                                                 Name: Bernard Freibaum
                                                      --------------------------
                                                 Title: Executive Vice President
                                                       -------------------------

                                         CERTAIN OTHER MEMBERS:

                                         CALEDONIAN HOLDING COMPANY, INC., a
                                         Delaware corporation

                                         By:  /s/ Bernard Freibaum
                                            ------------------------------------
                                            Name: Bernard Freibaum
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


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                                   GGP AMERICAN PROPERTIES INC., a
                                   Delaware corporation

                                   By:  /s/ Bernard Freibaum
                                      ------------------------------------------
                                      Name: Bernard Freibaum
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------



                                   GSEP 2000 REALTY CORP.

                                   By:  /s/ Eric S. Lane
                                      ------------------------------------------
                                      Name: Eric S. Lane
                                           -------------------------------------
                                      Title: President & Chief Executive Officer
                                            ------------------------------------


                                   GSEP 2002 REALTY CORP.

                                   By:  /s/ Eric S. Lane
                                      ------------------------------------------
                                      Name: Eric S. Lane
                                           -------------------------------------
                                      Title: President & Chief Executive Officer
                                            ------------------------------------


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